UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[  ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

DTS8 COFFEE COMPANY, LTD.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock, $0.001 par value

(2) Aggregate number of securities to which transaction applies: 63,928,163

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

DTS8 COFFEE COMPANY, LTD.
Suite 300 – 1055 West Hastings Street
Vancouver, British Columbia, Canada V6E 2E9

May 29, 2018

Dear Stockholder:

We are furnishing the enclosed information statement to you in connection with a proposal to increase our authorized capital from 75,000,000 shares of common stock, par value $0.001, to 500,000,000 shares of common stock, par value $0.001 (the “Authorized Capital Increase”).

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our sole director reviewed and approved the Authorized Capital Increase by consent resolutions dated April 30, 2018. The holders of a majority of our issued and outstanding common stock also approved the Authorized Capital Increase by written consent dated April 30, 2018. However, pursuant to applicable securities laws the Authorized Capital Increase will not be effected until at least 20 days after a definitive information statement has been sent to our stockholders who did not previously consent to the Authorized Capital Increase.

By Order of the Board of Directors:

/s/ Richard Malcolm Smith
Richard Malcolm Smith
Chief Executive Officer, Director

INFORMATION STATEMENT

Introduction

The holders of a majority of our issued and outstanding common stock have taken an action by written consent without a meeting, pursuant to Section 78.207 of the Nevada Revised Statutes, to approve an increase in our authorized capital from 75,000,000 shares of common stock, par value $0.001, to 500,000,000 shares of common stock, par value $0.001 (the “Authorized Capital Increase”). The purpose of the Authorized Capital Increase is to reorganize our capital structure and provide flexibility to issue additional shares of our common stock, which management believes will better position us to attract financing.

This information statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provided to our stockholders pursuant to Rule 14c-2 under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We were incorporated under the laws of the State of Nevada and our common stock is registered under Section 12(g) of the Exchange Act. Our common stock is currently quoted on the OTC Pink tier of the OTC Markets under the trading symbol BKCT. We were formerly a fully-reporting Exchange Act company but became delinquent in mid-2016; however, we are currently in the process of preparing all of our outstanding annual and quarterly reports on Forms 10-K and 10-Q in order to bring our continuous disclosure record up to date.

Information about us can be found our most recent annual report on Form 10-K for the fiscal year ended April 30, 2016, filed with the Securities and Exchange Commission (the “SEC”). Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov as well as by other means from the offices of the SEC.

We will incur all costs associated with preparing, printing and mailing this information statement.

Item 1. Information Required by Items of Schedule 14A

Date, Time and Place Information

There will not be a meeting of our stockholders to approve the Authorized Capital Increase and we are not required to hold a meeting under the Nevada Revised Statutes when a corporate action has been approved by the written consent of holders of a majority of our stock entitled to vote on the matter. This information statement is being mailed on or about May 30, 2018 to the holders of our stock as of April 30, 2018.

Dissenters’ Right of Appraisal

Under the Nevada Revised Statutes, our stockholders do not have dissenters’ rights in connection with the Authorized Capital Increase.

Voting Securities and Principal Holders Thereof

The record date for the determination of stockholders entitled to consent to the Authorized Capital Increase was April 30, 2018 (the “Record Date”). As of that date, we had 63,928,163 issued and outstanding shares of common stock, par value $0.001. Each share of our common stock entitles the holder thereof to one vote on each matter that may come before a meeting or vote of our stockholders.

The Authorized Capital Increase was approved by the holders of a majority of our stock entitled to vote on the Record Date. The vote required to approve the Authorized Capital Increase was 50% of the shares entitled to vote plus one vote, a simple majority. The actual affirmative vote was 50.76% of the shares.

Under applicable securities laws, we are not permitted to effect the Authorized Capital Increase until at least 20 days after we distribute a definitive information statement to our stockholders who have not previously consented to the corporate action.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the ownership, as of the Record Date, of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of the Record Date there were 63,928,163 issued and outstanding shares of our common stock. All persons named have sole or shared voting and investment power with respect to the securities, except as otherwise noted. The number of securities described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this information statement.

Class	Beneficial Owner Information	Number of Shares	Percentage of Class (%)

Common Stock	Richard Malcolm Smith (1)	Nil	Nil

	Officers and Directors as a Group	Nil	Nil

Common Stock	Emerging Markets Consulting, LLC (2) 10724 High Crest Court Howey in the Hills, FL 34737	5,000,000	7.82

Common Stock	Thomas Prasil 3935 East San Miguel Avenue Paradise Valley, AZ 85253	4,383,333	6.86

Common Stock	Douglas Thomas (3) 304, 5158 – 48 Avenue Delta, British Columbia, Canada V4K 5B6	4,000,000	6.26

Common Stock	Seven Seas Coffee Incorporated Limited (4) P.O. Box 164 Eastern Highlands Province Goroka, Papua New Guinea	3,630,000	5.68

(1)	Mr. Smith was appointed as our President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Director on June 13, 2017.
(2)	James Painter III exercises sole voting and investment power over the securities held by this entity.
(3)	Douglas Thomas was our President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and Director from August 10, 2015 until June 13, 2017.
(4)	V.S. Jon Yogiyo exercises sole voting and investment power over the securities held by this entity.

Amendment of Charter, Bylaws or Other Documents

We are undertaking the Authorized Capital Increase to reorganize our capital structure and provide flexibility to issue additional shares of our common stock, which management believes will better position us to attract financing.

The Authorized Capital Increase will be effective upon filing a Certificate of Amendment pursuant to Section 78.209 of the Nevada Revised Statutes with the Nevada Secretary of State.

Item 2. Statement that Proxys are not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3. Interest of Certain Persons in or in Opposition to Matters to be Acted Upon

No director, officer, associate of any director or officer, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Capital Increase that is not shared by all of our stockholders pro rata and in accordance with their respective interests.

Item 4. Proposals by Security Holders

None.

Item 5. Delivery of Documents to Security Holders Sharing an Address

We will deliver only one copy of this information statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders.

We undertake to deliver promptly upon written or oral request a separate copy of this information statement to any stockholder at a shared address to which a single copy of the document was delivered. A stockholder can notify us that he or she wishes to receive a separate copy of this information statement or any future Information Statement by writing to us at Suite 300 – 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9, or by telephoning us at (604) 609-6163.

Stockholders sharing the same address can also request delivery of a single copy of annual reports to security holders, information statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple of such documents in the same manner.

By Order of the Board of Directors:

Date: May 29, 2018

/s/ Richard Malcolm Smith
Richard Malcolm Smith
Chief Executive Officer, Director